UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

CROSS COUNTRY HEALTHCARE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following email was sent by Josh Vogel, Vice President of Investor Relations of Cross Country Healthcare, Inc. (“Cross Country”), to its investors and analysts on December 4, 2024 in connection with the proposed acquisition of Cross Country by Aya Healthcare, Inc.

Good morning,

Cross Country Healthcare has just announced that it has entered into a definitive agreement to be acquired by Aya Healthcare. The all-cash transaction represents a premium of 67% to Cross Country’s closing price on December 3rd and a premium of 68% to the volume-weighted average trading price for the 30-day trading period ended December 3rd. You can read the press release on the Investor Relations page of our website at https://ir.crosscountryhealthcare.com/press-releases.

Completion of the transaction is expected in the first half of 2025, subject to the approval of Cross Country stockholders and the satisfaction of other customary closing conditions, including regulatory approvals.

If you would like to schedule a call to discuss the news, please let me know.

Thank you,
Josh Vogel

Vice President, Investor Relations

Important Information and Where to Find It

This communication relates to a proposed transaction between Cross Country Healthcare, Inc. (“Cross Country”) and Aya Healthcare, Inc. (“Aya”) and certain wholly owned subsidiaries of Aya. In connection with this proposed transaction, Cross Country will file a proxy statement on Schedule 14A or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that Cross Country may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CROSS COUNTRY ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement, when available, will be mailed to stockholders of Cross Country as applicable. Investors and security holders will be able to obtain free copies of these documents, when available, and other documents filed with the SEC by Cross Country through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Cross Country will be available free of charge on Cross Country’s internet website at https://ir.crosscountryhealthcare.com/ or by contacting Cross Country’s primary investor relations contact by email at jvogel@crosscountry.com or by phone at 561-237-8310.

Cross Country Healthcare, Inc.

6551 Park of Commerce Blvd., Boca Raton, FL 33487

(800) 347.2264 | crosscountry.com

Participants in the Solicitation

Cross Country, Aya, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Cross Country, their ownership of Cross Country common shares, and Cross Country’s transactions with related persons is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 23, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1141103/000162828024006454/ccrn-20231231.htm), in its proxy statement on Schedule 14A for its 2024 Annual Meeting of Stockholders in the sections entitled “Security Ownership of Certain Beneficial Owners and Management” and “Related Party Transactions”, which was filed with the SEC on April 1, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1141103/000114036124016761/ny20018339x1_def14a.htm), certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cross Country Healthcare, Inc.

6551 Park of Commerce Blvd., Boca Raton, FL 33487

(800) 347.2264 | crosscountry.com

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements regarding the proposed transaction, including the expected timing and closing of the proposed transaction; Cross Country’s ability to consummate the proposed transaction; the expected benefits of the proposed transaction and other considerations taken into account by the Cross Country Board of Directors in approving the proposed transaction; the amounts to be received by stockholders and expectations for Cross Country prior to and following the closing of the proposed transaction, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of Cross Country based on current expectations and assumptions relating to Cross Country’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the timing to consummate the proposed transaction, (ii) the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, (iii) the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, (iv) the diversion of management time on transaction-related issues, (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction, (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Cross Country, (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Cross Country to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, (viii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring Cross Country to pay a termination fee, (ix) the risk that competing offers will be made, (x) unexpected costs, charges or expenses resulting from the merger, (xi) potential litigation relating to the merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (xii) worldwide economic or political changes that affect the markets that Cross Country’s businesses serve which could have an effect on demand for Cross Country’s services and impact Cross Country’s profitability, (xiii) effects from global pandemics, epidemics or other public health crises, (xiv) changes in marketplace conditions, such as alternative modes of healthcare delivery, reimbursement and customer needs and (xv) disruptions in the global credit and financial markets, including diminished liquidity and credit availability, changes in international trade agreements, including tariffs and trade restrictions, cyber-security vulnerabilities, foreign currency volatility, swings in consumer confidence and spending, costs of providing services, retention of key employees, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Cross Country’s filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of Cross Country’s Annual Report on Form 10-K for the year ended December 31, 2023 and in Cross Country’s other filings with the SEC. The list of factors is not intended to be exhaustive.

Cross Country Healthcare, Inc.

6551 Park of Commerce Blvd., Boca Raton, FL 33487

(800) 347.2264 | crosscountry.com

These forward-looking statements speak only as of the date of this communication, and Cross Country does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of Cross Country.

Cross Country Healthcare, Inc.

6551 Park of Commerce Blvd., Boca Raton, FL 33487

(800) 347.2264 | crosscountry.com